Exhibit 10.4

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between ZUMIEZ (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS list rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a weekly basis unless otherwise specified. Incentives shall be applied to prepaid outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Customer agrees to pay for all shipments in full within the time period required by UPS.

All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff in effect at the time of shipping, both of which are incorporated herein by reference and which may be subject to change without notice.

Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

The Incentives will remain in effect for 156 weeks. At the end of this Agreement, UPS in its sole discretion, reserves the right to extend the terms of this Agreement on a month-to-month basis. Notwithstanding, UPS and Customer agree that either party may terminate this Agreement upon 30 calendar days prior written notice.

This offer is void if not accepted by July 31, 2005 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supercedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UPS		Customer
United Parcel Service Inc.		ZUMIEZ

By:	/s/ Robert Anderson	By:	/s/ Will Eaton

Title:	Senior Account Executive	Title:	Logistics Manager

Address:	4455 7th Ave S.	Address:	6300 Merrill Creek Pkwy #B
	Seattle, WA 98108		Everett, WA 98203

Date Signed:	07/01/2005	Date Signed:	07/01/2005

Effective Date:	Monday, July 4, 2005

Addendum A

List of Account Numbers

ZUMIEZ’s UPS accounts identified below shall be included in the agreement between United Parcel Service Inc. (Carrier) and ZUMIEZ (Account): The following accounts are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1:

0000AE5301	ZUMIEZ S78 1 CROSSGATES MALL RD ALBANY, NY 12203

0000AE5446	ZUMIEZ #83 21182 SALMON RUN LOOP W WATERTOWN, NY 13601

0000AE5466	ZUMIEZ #079 4155 ROUTE 31 CLAY, NY 13041

0000AE5467	ZUMIEZ #82 RT 5 & 5A NEW HARTFORD, NY 13413

0000AE5488	ZUMIEZ #81 1300 ULSTER AVE KINGSTON, NY 12401

0000AE5489	ZUMIEZ #86 320 HIAWATHA BLV W SYRACUSE, NY 13290

0000A1653V	ZUMIEZ #70 3450 PALISADES CENTER #344 WEST NYACK, NY 10994

0000A1687V	ZUMIEZ #72 1 GALLERIA DR MIDDLETOWN, NY 10941

0000A32F00	ZUMIEZ #58 2901 BROOKS ST MISSOULA, MT 59801

0000A3661F	ZUMIEZ #65 1850 W PULLMAN MOSCOW, ID 83843

0000A62T39	ZUMIEZ #66 1770 E RED CLIFF DR SAINT GEORGE, UT 84790

0000A7X619	ZUMIEZ #131 632 ORLAND SQ ORLAND PARK, IL 60462

0000A7X635	ZUMIEZ #127 1132 GALLERIA AT TYLER RIVERSIDE, CA 92503

0000A9T963	ZUMIEZ #63 1300 N MAIN LOGAN, UT 84341

0000A9T974	ZUMIEZ #64 1081 LAYTON HILLS MALL LAYTON, UT 84041

0000A994W6	ZUMIEZ #010 2855 STEVENSCREEK BLVD SANTA CLARA, CA 95050

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
0000EA5533	ZUMIEZ 4550 E CACTUS #20 PHOENIX, AZ 85032

0000EA5535	ZUMIEZ 1300 W SUNSET RD HENDERSON, NV 89014

0000EA5539	ZUMIEZ 4250 CERRITOS RD SANTA FE, NM 87505

0000EA5541	ZUMIEZ 4601 E MAIN FARMINGTON, NM 87402

0000EA5542	ZUMIEZ 1650 PREMIUN OUTLET BLVD AURORA, IL 60504

0000EA5543	ZUMIEZ 601 SE WYOMING BLVD CASPER, WY 82609

0000EW8130	ZUMIEZ #242 1101 AUBURN SUPERMALL AUBURN, WA 98001

0000E2F634	ZUMIEZ #102 6600 MENAUL BLVD NE ALBUQUERQUE, NM 87110

0000E3F174	ZUMIEZ #103 3528 S MARYLAND PKWY #142 LAS VEGAS, NV 89109

0000E3F175	ZUMIEZ #104 4650 N HWY 89 FLAGSTAFF, AZ 86004

0000E3F179	ZUMIEZ #106 31111 W CHANDLER BLVD CHANDLER, AZ 85226

0000E3F180	ZUMIEZ #107 1445 W SOUTHERN AVE MESA, AZ 85202

0000E3F181	ZUMIEZ #108 6170 W GRAND AVE GURNEE, IL 60031

0000E3F677	ZUMIEZ #110 6699 N LANDMARK DR PARK CITY, UT 84098

0000E392E2	ZUMIEZ #37 918 LLOYD CENTER PORTLAND, OR 97232

0000E4E239	ZUMIEZ #88 509 APACHE MALL ROCHESTER, MN 55902

0000E4F968	ZUMIEZ #111 2029 MAPLEWOOD MALL MAPLEWOOD, MN 55109

0000E42E35	ZUMIEZ #096 4101 W DIVISION ST SAINT CLOUD, MN 56301

0000E43A88	ZUMIEZ 1101 SUPERMALL WAY AUBURN, WA 98001

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
0000E5W426	ZUMIEZ #51 3800 STATE RD 16 LA CROSSE, WI 54601

0000E50A54	ZUMIEZ 7700 W ARROWHEAD TOWN CTR GLENDALE, AZ 85308

0000E50A57	ZUMIEZ 2026 FOX VALLEY CTR DR AURORA, IL 60504

0000E50A60	ZUMIEZ 1600 MILLER TRUCK HWY DULUTH, MN 55811

0000E50A62	ZUMIEZ 1111 N ROOSEVELT SEASIDE, OR 97138

0000E59292	ZUMIEZ #25 1700 28TH ST BOULDER, CO 80301

0000E67961	ZUMIEZ #36 1689 ARDEN WAY SACRAMENTO, CA 95815

0000E72421	ZUMIEZ #27 300 S 24TH ST W BILLINGS, MT 59102

0000E81623	ZUMIEZ #33 8405 PARK MEADOWS CTR DR LITTLETON, CO 80124

0000E81776	ZUMIEZ #43 1200 10TH AVE S GREAT FALLS, MT 59405

0000RA0633	ZUMIEZ #80 454 GREECE RIDGE CTR DR ROCHESTER, NY 14624

0000RA0661	ZUMIEZ #84 1 WALDEN GALLERIA BUFFALO, NY 14225

0000RA0728	ZUMIEZ #94 700 MIRACLE MILE DR ROCHESTER, NY 14623

0000R0V332	ZUMIEZ #087 4800 GOLF ROAD #92 EAU CLAIRE, WI 54701

0000R17376	ZUMIEZ 12529 N MAIN STREET RANCHO CUCAMONGA, CA 91739

0000R17379	ZUMIEZ 1313 S YUMA PALMS PKWY YUMA, AZ 85365

0000R1738X	ZUMIEZ 2275 NW ALLEY AVE HILLSBORO, OR 97124

0000R17380	ZUMIEZ 700 S TELSHOR BLVD LAS CRUCES, NM 88011

0000R17383	ZUMIEZ 750 SUNLANK PARK DR EL PASO, TX 79912

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
0000R17384	ZUMIEZ 22 CLIFTON COUNTY RD CLIFTON PARK, NY 12065

0000R17385	ZUMIEZ 651 KAPKOWSKI RD ELIZABETH, NJ 07201

0000R17388	ZUMIEZ 7200 HARRISON ROCKFORD, IL 61112

0000R17389	ZUMIEZ 629 FACTORY STORES DR NAPA, CA 94558

0000V57757	ZUMIEZ #56 2424 HIGHWAY 6 AND 50 GRAND JUNCTION, CO 81505

0000V734F8	ZUMIEZ #098 1215 PINE RIDGE MALL CHUBBUCK, ID 83202

0000V735F0	ZUMIEZ #100 1130 HILLSDALE MALL SAN MATEO, CA 94403

0000V735F2	ZUMIEZ #101 3251 20TH AVE SAN FRANCISCO, CA 94132

0000V735F3	ZUMIEZ 1008 SOUTHCENTER MALL TUKWILA, WA 98188

0000V9F681	ZUMIEZ 4300 MEADOW LN LAS VEGAS, NV 89107

0000V9F684	ZUMIEZ 3301-1 E MAIN ST VENTURA, CA 93003

0000V98F52	ZUMIEZ #60 3300 BROADWAY EUREKA, CA 95501

0000V98F59	ZUMIEZ #61 3200 NAGLEE RD STE 153 TRACY, CA 95304

0000V98F63	ZUMIEZ #59 1950 E 20TH ST CHICO, CA 95928

0000W057F9	ZUMIEZ 10450 S STATE ST SANDY, UT 84070

0000W0576W	ZUMIEZ 404E LAKEWOOD CENTER MALL LAKEWOOD, CA 90712

0000W093X4	ZUMIEZ #42 6172 SUNRISE MALL CITRUS HEIGHTS, CA 95610

0000W3X391	ZUMIEZ #46 12545 WAYZATA BLVD MINNETONKA, MN 55305

0000W31R84	ZUMIEZ 1025 WESTMINSTER MALL WESTMINSTER, CA 92683

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
0000W31R85	ZUMIEZ 40820 WINCHESTER PROMEND MLL R TEMECULA, CA 92593

0000W4A676	ZUMIEZ 10600 QUILCEDA BLVD TULALIP, WA 98271

0000XX5185	ZUMIEZ #31 9493 SW WASH SQ RD TIGARD, OR 97223

0000X55733	ZUMIEZ #06 865 SOUTHDALE CENTER EDINA, MN 55435

0000X907W2	ZUMIEZ #40 1710 BRIARGATE COLORADO SPRINGS, CO 80920

00000X8W54	ZUMIEZ #48 215 E FOOTHILLS PKWY FORT COLLINS, CO 80525

000005684X	ZUMIEZ #995 6300 MERRILL CREEK PKWY EVERETT, WA 98203

00001AW587	ZUNIEZ #99 2068 GREELEY MALL GREELEY, CO 80631

00001A7R30	ZUMIEZ #53 2825 W MAINE ST BOZEMAN, MT 59718

000017W041	ZUMIEZ #54 240 N GARDEN BLOOMINGTON, MN 55425

000019E1E0	ZUMIEZ #29 900 DANA DR REDDING, CA 96003

0000204AV7	ZUMIEZ #62 800 S CAMINO DEL RIO DURANGO, CO 81301

0000205AV6	ZUMIEZ #55 8501 W BOWLES AVE LITTLETON, CO 80123

00003A22T7	ZUMIEZ #67 1855 41ST AVE CAPITOLA, CA 95010

00003X8W61	ZUMIEZ #50 1200 TOWNE CENTER BLVD PROVO, UT 84601

000041XW 15	ZUMIEZ #34 5403 W 88TH WESTMINSTER, CO 80031

000046E43V	ZUMIEZ #109 14500 W COLFAX AVE LAKEWOOD, CO 80401

000046E45V	ZUMIEZ #105 4500 N ORACLE RD TUCSON, AZ 85705

00004673W8	ZUMIEZ #23 1600 RIVERSIDE MEDFORD, OR 97501

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
00004674W2	ZUMIEZ #16 12000 SE 82ND AVE PORTLAND, OR 97266

00004679W0	ZUMIEZ #22 420 VALLEY RIVER CTR EUGENE, OR 97401

00004700W0	ZUMIEZ #28 1040 STONERIDGE MALL RD PLEASANTON, CA 94588

00005XW270	ZUMIEZ #41 16571 NE 74TH ST REDMOND, WA 98052

00005XW272	ZUMIEZ #17 14700 E INDIANA AVE SPOKANE, WA 99216

00005X5969	ZUMIEZ #47 175 ROSEDALE ROSEVILLE, MN 55113

000058V634	ZUMIEZ #761 6300 MERRILL CREEK PARKWAY EVERETT, WA 98203

00006AT453	ZUMIEZ #69 305 SUN VALLEY MALL CONCORD, CA 94520

000062V037	ZUMIEZ #85 617 NW 12TH ST GRESHAM, OR 97030

000064W206	ZUMIEZ #30 6191 S STATE MURRAY, UT 84107

000064W218	ZUMIEZ #32 3601 S 2700 W WEST VALLEY, UT 84119

0000682E7W	ZUMIEZ #600 6300 MERRILL CREEK PARKWAY EVERETT, WA 98203

00007AT115	ZUMIEZ 76 2323 HILLTOP MALL RD RICHMOND, CA 94806

00007AT118	ZUMIEZ #75 1350 TRAVIS BLVD FAIRFIELD, CA 94533

00007AT858	ZUMIEZ #073 186 OAKRIDGE MALL SAN JOSE, CA 95123

000070V521	ZUMIEZ #093 51027 HIGHWAY 6 AND 24 GLENWOOD SPRINGS, CO 81601

000073W200	ZUMIEZ #13 330 CASCADE MALL BURLINGTON, WA 98233

000073W202	ZUMIEZ #1 931 NORTHGATE MALL SEATTLE, WA 98125

000073W205	ZUMIEZ #4 3000 184TH SW LYNNWOOD, WA 98037

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
000073W210	ZUMIEZ #15 2529 MAIN ST UNION GAP, WA 98903

000073W214	ZUMIEZ #12 385 COLUMBIA CENTER KENNEWICK, WA 99336

000073W219	ZUMIEZ #19 1115 SOUTHCENTER MALL TUKWILA, WA 98188

000073W225	ZUMIEZ #5 224 BELLEVUE SQUARE BELLEVUE, WA 98004

000073W226	ZUMIEZ #20 511 VALLEY MALL PKWY EAST WENATCHEE, WA 98802

000073W229	ZUMIEZ #8 10315 SILVERDALE WAY SILVERDALE, WA 98383

000073W232	ZUMIEZ #24 3500 S MERIDIAN PUYALLUP, WA 98373

000073W233	ZUMIEZ #39 4750 N DIVISION ST SPOKANE, WA 99207

000073W240	ZUMIEZ #2 1402 SE EVERETT MALL WAY EVERETT, WA 98208

000073W241	ZUMIEZ #18 625 BLACK LAKE BLVD SW OLYMPIA,WA 98502

000073W243	ZUMIEZ #14 2104 S SEATAC MALL FEDERAL WAY, WA 98003

000073W250	ZUMIEZ #3 4502 S STEELE ST TACOMA, WA 98409

000073W251	ZUMIEZ #11 1 BELLIS FAIR PKWY BELLINGHAM, WA 98226

000073149W	ZUMIEZ #26 350 N MILWAUKEE BOISE, ID 83704

000073197W	ZUMIEZ #38 50 S MAIN ST #188 2-A-22 SALT LAKE CTY, UT 84144

0000746E48	ZUMIEZ #21 8700 NE VANCOUVER MALL DR VANCOUVER, WA 98662

000078V948	ZUMIEZ #095 3800 EAST MAIN STREET UNIT G-l ST CHARLES, IL 60174

000079V974	ZUMIEZ #095 3800 E MAIN ST ST CHARLES, IL 60174

00008A8V29	ZUMIEZ #63 1300 N MAIN #-1123 LOGAN, UT 84341

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
00008E56V1	ZUMIEZ #112 6415 LABEAUX AVE NE ALBERTVILLE, MN 55301

00008E56V3	ZUMIEZ #115 401 CENTER ST NE SALEM, OR 97301

00008E56V4	ZUMIEZ #117 5870 E BROADWAY BLVD TUCSON, AZ 85711

00008E56V9	ZUMIEZ #118 7400 LAS VEGAS BLVD S LAS VEGAS, NV 89123

00008E569F	ZUMIEZ #123 ONE MILLS CIRCLE ONTARIO, CA 91764

00008E57V2	ZUMIEZ #124 5000 ARIZONA MILLS CIR TEMPE, AZ 85282

000081A0E4	ZUMIEZ #68 432 GREAT MALL DR MILPITAS, CA 95035

000082W073	ZUMIEZ #49 1168 NEWGATE MALL OGDEN, UT 84405

000082W221	ZUMIEZ #44 1485 POLELINE RD E TWIN FALLS, ID 83301

000082W228	ZUMIEZ #45 2300 E 17TH ST IDAHO FALLS, ID 83404

000083V502	ZUMIEZ #091 3340 MALL LOOP DRIVE JOLIET, IL 60431

000083V504	ZUMIEZ #092 1562 SPRING HILL MALL WEST DUNDEE, IL 60118

000083V506	ZUMIEZ #90 903 STRATFORD SQUARE BLOOMINGDALE, IL 60108

0000839AV6	ZUMIEZ 800 S CAMINO DEL RIO DURANGO, CO 81301

000084W219	ZUMIEZ #35 5750 E UNIVERSITY PKWY OREM, UT 84097

0000867R5A	ZUMIEZ #89 1001 ARNEY RD WOODBURN, OR 97071

000093V381	ZUMIEZ #074 2038 SANTA ROSA PLZ SANTA ROSA, CA 95401

00009300AX	ZUMIEZ #052 3401 DALE RD MODESTO, CA 95356

00009302AF	ZUMIEZ #009 3065 ROUTE 50 SARATOGA SPRINGS, NY 12866

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
00009303AX	ZUMIEZ #077 2001 S ROAD POUGHKEEPSIE, NY 12601

00009564AR	ZUMIEZ #71 578 AVIATION RD QUEENSBURY, NY 12804

00009623AR	ZUMIEZ #07 93 W CAMPBELL RD SCHENECTADY, NY 12306

0000964AE6	ZUMIEZ #243 13000 FOLSOM BLVD FOLSOM, CA 95630

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound prepaid. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight service contract agreement. The stated commodity tier supercedes applicable provisions in Section 2 of the Hundredweight Service Contract Agreement.

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a weekly basis unless otherwise specified.(1)

UPS Ground Commercial - Incentives Off Effective Rates

Weight	Zones
(lbs)	2	3	4	5	6	7	8
1 - 5	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
6 - 10	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
11 - 20	14.5%	14.5%	14.5%	14.5%	14.5%	14.5%	14.5%
21 - 30	16.5%	16.5%	16.5%	16.5%	16.5%	16.5%	16.5%
31 - 150	18.5%	18.5%	18.5%	18.5%	18.5%	18.5%	18.5%

Commitment levels for UPS Ground Commercial are at least $59,894.02 in gross revenue per week. This incentive shall also be extended to UPS Ground Package Commercial Freight Collect.

UPS Ground Residential - Incentives Off Effective Rates

Weight	Zones
(lbs)	2	3	4	5	6	7	8
1 - 5	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
6 - 10	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%
11 - 20	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%
21 - 30	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%	7.5%
31 - 150	9.5%	9.5%	9.5%	9.5%	9.5%	9.5%	9.5%

Commitment levels for UPS Ground Residential are at least $1,647.42 in gross revenue per week.

UPS Ground Package Commercial Third Party - Incentives Off Effective Rates

Weight	Zones
(lbs)	2	3	4	5	6	7	8
1 - 5	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
6 - 10	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
11 - 20	14.5%	14.5%	14.5%	14.5%	14.5%	14.5%	14.5%
21 - 30	16.5%	16.5%	16.5%	16.5%	16.5%	16.5%	16.5%
31 - 150	18.5%	18.5%	18.5%	18.5%	18.5%	18.5%	18.5%

Commitment levels for UPS Ground Package Commercial Third Party are at least $3.92 in gross revenue per week.

Export Transborder Standard Package Single Piece - Incentives Off Effective Rates

Weight	Zones
(lbs)	51	52	53	54	55	56
1 and up	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%

Export Transborder Standard Package Multi-piece - Incentives Off Effective Rates

Weight	Zones
(lbs)	51	52	53	54	55	56
1 and up	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%

Export Worldwide Express Letter - Incentives Off Effective Rates

For shipments listed in the current UPS Rate and Service Guide, an incentive of 28.0 % will be applied.

Export Worldwide Express Document - Incentives Off Effective Rates

For shipments listed in the current UPS Rate and Service Guide, an incentive of 29.0 % will be applied.

Export Worldwide Express Package - Incentives Off Effective Rates

For shipments listed in the current UPS Rate and Service Guide, an incentive of 29.0 % will be applied.

Export Worldwide Expedited Document - Incentives Off Effective Rates

Weight	Zones
(lbs)	ALL
1 - 150	21.0%
151 - 199	21.0%

Weight	Zones
(lbs)	ALL
200 and up	21.0%

Export Worldwide Expedited Package - Incentives Off Effective Rates

Weight	Zones
(lbs)	ALL
1 - 150	21.0%
151 - 199	21.0%
200 and up	21.0%

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a 52 week rolling average of eligible packages tendered to UPS. These incentives apply to all zones unless otherwise stated. The band determination is based on the cumulative gross transportation charges per week (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a weekly basis.

UPS Next Day Air Letter Service: Zone(s) 102, 103, 104, 105, 106, 107, 108.

UPS Next Day Air Package Service: Zone(s) 102, 103, 104, 105, 106, 107, 108.

UPS 2nd Day Air Letter Service: Zone(s) 202, 203, 204, 205, 206, 207, 208.

UPS 2nd Day Air Package Service: Zone(s) 202, 203, 204, 205, 206, 207, 208.

UPS Ground Commercial: Zone(s) 2, 3, 4, 5, 6, 7, 8.

UPS Ground Residential: Zone(s) 2, 3, 4, 5, 6, 7, 8.

UPS Ground Hundredweight Service - Regular Pickup: Zone(s) 2, 3, 4, 5, 6, 7, 8.

	Gross Weekly Revenue Bands
Service(s)	$0.01 - $50,329.99	$50,330.00 -$80,529.99	$80,530.00 -$120,799.99	$120,800.00 and up
UPS Next Day Air Letter Service (FC)	0.0%	36.6%	45.7%	46.0%
UPS Next Day Air Letter TP Commercial	0.0%	36.6%	45.7%	46.0%
UPS Next Day Air Package Service (FC)	0.0%	36.6%	45.7%	46.0%
UPS Next Day Air Package TP Commercial	0.0%	35.8%	44.7%	45.0%
UPS Next Day Air Saver Letter Service* (FC)	0.0%	41.8%	52.2%	52.5%
UPS Next Day Air Saver Letter TP Commercial*	0.0%	41.8%	52.2%	52.5%
UPS Next Day Air Saver Package Service (FC)	0.0%	37.0%	46.3%	46.6%
UPS Next Day Air Saver Package TP Commercial	0.0%	37.0%	46.3%	46.6%
UPS 2nd Day Air Letter Service* (FC)	0.0%	29.4%	36.7%	37.0%
UPS 2nd Day Air Letter TP Commercial*	0.0%	29.4%	36.7%	37.0%
UPS 2nd Day Air Package Service (FC)	0.0%	33.3%	41.6%	41.9%
UPS 2nd Day Air Package Third Party Commercial	0.0%	33.3%	41.6%	41.9%
UPS 3 Day Select Package Service (FC)	0.0%	15.5%	19.4%	19.7%
UPS 3 Day Select Package TP Commercial	0.0%	15.5%	19.4%	19.7%
UPS Ground Commercial (FC)	0.0%	14.0%	17.5%	17.8%
UPS Ground Residential	0.0%	2.4%	3.0%	3.3%
UPS Ground Package Commercial Third Party	0.0%	14.0%	17.5%	17.8%
UPS Ground Hundredweight Service - Regular Pickup	0.0%	26.0%	32.5%	32.8%
UPS Ground Hundredweight Service Freight Collect - Reg P/U	0.0%	26.0%	32.5%	32.8%
UPS Ground Hundredweight Service Third Party -Regular P/U	0.0%	26.0%	32.5%	32.8%
Export Transborder Standard Package Single Piece	0.0%	4.0%	5.0%	5.0%
Export Transborder Standard Package Multi-piece	0.0%	4.0%	5.0%	5.0%
Export Worldwide Express Letter	0.0%	8.0%	10.0%	10.0%
Export Worldwide Express Document	0.0%	8.0%	10.0%	10.0%
Export Worldwide Express Package	0.0%	8.0%	10.0%	10.0%
Export Worldwide Expedited Document	0.0%	8.0%	10.0%	10.0%
Export Worldwide Expedited Package	0.0%	8.0%	10.0%	10.0%

(FC)  The incentives shall also be extended to Freight Collect Shipments.

The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) All Small Package Freight of the Committed Services section at the end of the Addendum B. This incentive rate supercedes applicable provisions in Section 2 of the Hundredweight Service Contract Agreement.

UPS Ground Hundredweight Service - Regular Pickup

Minimum Charge per Shipment

	002	003	004	005	006	007	008
Commodity Tier 05	$40.00	$40.00	$44.00	$44.00	$44.00	$44.00	$44.00

UPS Ground Hundredweight Service Freight Collect - Reg P/U

Minimum Charge per Shipment

	002	003	004	005	006	007	008
Commodity Tier 05	$40.00	$40.00	$44.00	$44.00	$44.00	$44.00	$44.00

Hundredweight minimums not specified are based on Published Rates at the time of shipping.

* Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS Next Day Air Saver, UPS Second Day Air A.M., and UPS Second Day Air letters.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge. When applicable, Minimum net shipment charge is calculated by deducting the applicable amount (by zone) in the table below from the published list rate for the respective service.

Service	Minimum Per	Zone	Base Rate
UPS 3 Day Select Package Service	Package	ALL	UPS Ground Residential Zone 002 1 Pound
UPS Ground Commercial	Package	ALL	UPS Ground Commercial Zone 002 1 Pound
UPS Ground Residential	Package	ALL	UPS Ground Residential Zone 002 1 Pound
UPS Ground Package Commercial Third Party	Package	ALL	UPS Ground Package Commercial Third Party Zone 002 1 Pound

Service: Export Transborder Standard Package Single Piece - Adjustment to the 1 lb Rate Per Shipment Per Zone

051	052	053	054	055	056
$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Service: Export Transborder Standard Package Multi-piece - Adjustment to the 1 lb Rate Per Shipment Per Zone

051	052	053	054	055	056
$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Service: Export Worldwide Express Document - Adjustment to the 1 lb Rate Per Shipment Per Zone

080	081	082	084	900	901	902	903	904	905	906	907	908
$-21.25	$-21.00	$-22.25	$-21.25	$-20.25	$-24.00	$-23.75	$-28.50	$-27.25	$-27.75	$-32.50	$-41.00	$-41.75

Service: Export Worldwide Express Package + Adjustment to the 1 lb Rate Per Shipment Per Zone

080	081	082	084	900	901	902	903	904	905	906	907	908
$-18.50	$-18.50	$-19.50	$-18.50	$-18.25	$-20.50	$-18.75	$-22.50	$-20.50	$-20.50	$-24.25	$-34.75	$-35.25

Service: Export Worldwide Expedited Document - Adjustment to the 1 lb Rate Per Shipment Per Zone

071	072	074	601	602	603	604	605	606	607	608	609	610
$-19.00	$-18.25	$-19.80	$-21.85	$-23.15	$-23.10	$-27.10	$-22.35	$-22.15	$-25.35	$-26.35	$-27.35	$-27.85

Service: Export Worldwide Expedited Package - Adjustment to the 1 lb Rate Per Shipment Per Zone

071	072	074	601	602	603	604	605	606	607	608	609	610
$-19.00	$-18.25	$-19.80	$-21.85	$-23.15	$-23.10	$-27.10	$-22.35	$-22.15	$-25.35	$-26.35	$-27.35	$-27.85

Accessorials	Incentives
Weekly Service Charge	$7.00 Rate

Committed Services:

All Small Package Freight: The following service(s) will be used to determine the band of the customer: Cons Clear CPT DOC XPD -ALL, Cons Clear CPT DOC XPR -ALL, Cons Clear CPT PKG GND -ALL, Cons Clear CPT PKG XPD -ALL, Cons Clear CPT PKG XPR -ALL, Consol Clear TB Standard Multi-Piece Shipments, Consol Clear WW Expedited Document Shipments, Consol Clear WW Expedited Package Shipments, Consol Clear WW Express Document Shipments, Consol Clear WW Express Package Shipments, Export Transborder Express Letter, Export Transborder Express Letter Consignee Billing, Export Transborder Express Package Consignee Bill, Export Transborder Standard Package Multi Piece Third Party, Export Transborder Standard Package Multi-piece, Export Transborder Standard Package Multi-piece C&F, Export Transborder Standard Package Multi-piece FOB, Export Transborder Standard Package Single Piece, Export Transborder Standard Package Single Piece Third Party, Export Worldwide Expedited Document Multi-piece, Export Worldwide Expedited Document Multi-piece C&F, Export Worldwide Expedited Document Multi-piece FOB, Export Worldwide Expedited Document Single Piece, Export Worldwide Expedited Document Single Piece C&F, Export Worldwide Expedited Document Single Piece FOB, Export Worldwide Expedited Multi Piece Package Third Party, Export Worldwide Expedited Package Multi-piece, Export Worldwide Expedited Package Multi-piece C&F, Export Worldwide Expedited Package Multi-piece FOB, Export Worldwide Expedited Package Single Piece, Export Worldwide Expedited Package Single Piece C&F, Export Worldwide Expedited Package Single Piece FOB, Export Worldwide Expedited Single Piece Package Third Party, Export Worldwide Express Document Multi-piece, Export Worldwide Express Document Multi-piece C&F, Export Worldwide Express Document Multi-piece FOB, Export Worldwide Express Document Single Piece, Export Worldwide Express Document Single Piece C&F, Export Worldwide Express Document Single Piece FOB, Export Worldwide Express Freight, Export Worldwide Express Letter Single Piece, Export Worldwide Express Letter Single Piece C&F, Export Worldwide Express Letter Single Piece FOB, Export Worldwide Express Multi Piece Package Third Party, Export Worldwide Express Package Multi-piece, Export Worldwide Express Package Multi-piece C&F, Export Worldwide Express Package Multi-piece FOB, Export Worldwide Express Package Single Piece, Export Worldwide Express Package Single Piece C&F, Export Worldwide Express Package Single Piece FOB, Export Worldwide Express Single Piece Package Third Party, GND Pkg FC Sh - ALL, GND Pkg Sh Pricing - ALL, GND Pkg TP Sh - ALL, N-3DS-RTM-REG, N-GND-RTM-REG, Next Day Air Multi-Piece Shipments, Next Day Air Multi-Piece Shipments -FC, Next Day Air Multi-Piece Shipments -TP, Next Day Air Saver Multi-Piece Shipments, Next Day Air Saver Multi-Piece Shipments -FC, Next Day Air Saver Multi-Piece Shipments -TP, Second Day Air Multi-Piece Shipments, Second Day Air Multi-Piece Shipments -FC, Second Day Air Multi-Piece Shipments -TP, Second Day Early A.M. Multi-Piece Shipments, Second Day Early A.M. Multi-Piece Shipments -FC, Second Day Early A.M. Multi-Piece Shipments -TP, Transborder Express Document, Transborder Express Package, Transborder Standard Package Consignee Billing, UPS 2nd Day A.M. Air Letter Consignee Billing, UPS 2nd Day A.M. Air Letter FC Commercial, UPS 2nd Day A.M. Air Letter FC Residential, UPS 2nd Day A.M. Air Letter TP Commercial, UPS 2nd Day A.M. Air Letter Third Party Residential, UPS 2nd Day Air A.M. Hundredweight Freight Collect, UPS 2nd Day Air A.M. Hundredweight Service, UPS 2nd Day Air A.M. Hundredweight Third Party, UPS 2nd Day Air A.M. Letter Commercial, UPS 2nd Day Air A.M. Package Commercial, UPS 2nd Day Air A.M. Package Consignee Billing, UPS 2nd Day Air A.M. Package FC Commercial, UPS 2nd Day Air A.M. Package FC Residential, UPS 2nd Day Air A.M. Package TP Commercial, UPS 2nd Day Air A.M. Package TP Residential, UPS 2nd Day Air A.M. Hundredweight Consignee Billing, UPS 2nd Day Air Authorized Return Service, UPS 2nd Day Air Hundredweight Consignee Billing, UPS 2nd Day Air Hundredweight Freight Collect, UPS 2nd Day Air Hundredweight Service, UPS 2nd Day Air Hundredweight Third Party, UPS 2nd Day Air Letter Commercial, UPS 2nd Day Air Letter Consignee Billing, UPS 2nd Day Air Letter FC Commercial, UPS 2nd Day Air Letter FC Residential, UPS 2nd Day Air Letter Residential, UPS 2nd Day Air Letter TP Commercial, UPS 2nd Day Air Letter Third Party Residential, UPS 2nd Day Air Ltr Commercial Return Service, UPS 2nd Day Air Ltr Residential Return Service, UPS 2nd Day Air Ltr TP Commercial Return Service, UPS 2nd Day Air Ltr TP Residential Return Services, UPS 2nd Day Air Package Commercial, UPS 2nd Day Air Package Consignee Billing, UPS 2nd Day Air Package FC Commercial, UPS 2nd Day Air Package FC Residential, UPS 2nd Day Air Package Residential, UPS 2nd Day Air Package Third Party Commercial, UPS 2nd Day Air Package Third Party Residential, UPS 2nd Day Air Pkg Commercial Return Service, UPS 2nd Day Air Pkg Residential Return Service, UPS 2nd Day Air Pkg TP Commercial Return Service, UPS 2nd Day Air Pkg TP Residential Return Service, UPS 3 Day Select Authorized Return Service, UPS 3 Day Select Consignee Billing, UPS 3 Day Select Hundredweight Consignee Billing, UPS 3 Day Select Hundredweight Freight Collect, UPS 3 Day Select Hundredweight Service, UPS 3 Day Select Hundredweight Third Party, UPS 3 Day Select Package Commercial, UPS 3 Day Select Package FC Commercial, UPS 3 Day Select Package FC Residential, UPS 3 Day Select Package Residential, UPS 3 Day Select Package TP Commercial, UPS 3 Day Select Package Third Party Residential, UPS 3 Day Select Pkg Commercial Return Service, UPS 3 Day Select Pkg Residential Return Service, UPS 3 Day Select Pkg TP Commercial Return Service, UPS 3 Day Select Pkg TP Residential Return Service, UPS 3 Day Select Return to Sender Service, UPS Basic Package Residential, UPS Basic Return to Sender Service, UPS Early AM. Letter Commercial, UPS Early A.M. Letter Consignee Billing, UPS Early A.M. Letter FC Commercial, UPS Early A.M. Letter FC Residential, UPS Early A.M. Letter Residential, UPS Early A.M. Letter Third Party Commercial, UPS Early A.M. Letter Third Party Residential, UPS Ground Authorized Return Service, UPS Ground Commercial, UPS Ground Consignee Billing, UPS Ground Hundredweight Consignee Billing, UPS Ground Hundredweight Freight Collect, UPS Ground Hundredweight Service, UPS Ground Hundredweight Third Party, UPS Ground Package Commercial Freight Collect, UPS Ground Package Commercial Return Service, UPS Ground Package Commercial Third Party, UPS Ground Package Residential Freight Collect, UPS Ground Package Residential Return Service, UPS Ground Package Residential Third Party, UPS Ground Package TP Commercial Return Service, UPS Ground Package TP Residential Return Service, UPS Ground Residential, UPS Ground Return to Sender Service, UPS Next Day Air Authorized Return Service, UPS Next Day Air Early A.M. Package Commercial, UPS Next Day Air Early A.M. Package Consignee Billing, UPS Next Day Air Early A.M. Package FC Residential, UPS Next Day Air Early A.M. Package FC Commercial, UPS Next Day Air Early A.M. Package Residential, UPS Next Day Air Early A.M. Package TP Commercial, UPS Next Day Air Early A.M. Package TP Residential, UPS Next Day Air Hundredweight Consignee Billing, UPS Next Day Air Hundredweight Freight Collect, UPS Next Day Air Hundredweight Service, UPS Next Day Air Hundredweight Third Party, UPS Next Day Air Letter Commercial, UPS Next Day Air Letter Consignee Billing, UPS Next Day Air Letter FC Commercial, UPS Next Day Air Letter FC Residential, UPS Next Day Air Letter Residential, UPS Next Day Air Letter TP Commercial, UPS Next Day Air Letter Third Party Residential, UPS Next Day Air Ltr Commercial Return Service, UPS Next Day Air Ltr Residential Return Service, UPS Next Day Air Ltr TP Commercial Return Service, UPS Next Day Air Ltr TP Residential Return Service, UPS Next Day Air Package Commercial, UPS Next Day Air Package Consignee Billing, UPS Next Day Air Package FC Commercial, UPS Next Day Air Package FC Residential, UPS Next Day Air Package Residential, UPS Next Day Air Package TP Commercial, UPS Next Day Air Package Third Party Residential, UPS Next Day Air Pkg Commercial Return Service, UPS Next Day Air Pkg Residential Return Service, UPS Next Day Air Pkg TP Commercial Return Service, UPS Next Day Air Pkg

TP Residential Return Service, UPS Next Day Air Saver Hundredweight Consignee Billing, UPS Next Day Air Saver Hundredweight Freight Collect, UPS Next Day Air Saver Hundredweight Service, UPS Next Day Air Saver Hundredweight Third Party, UPS Next Day Air Saver Letter Commercial, UPS Next Day Air Saver Letter Consignee Billing, UPS Next Day Air Saver Letter FC Commercial, UPS Next Day Air Saver Letter FC Residential, UPS Next Day Air Saver Letter Residential, UPS Next Day Air Saver Letter TP Commercial, UPS Next Day Air Saver Letter TP Residential, UPS Next Day Air Saver Package Commercial, UPS Next Day Air Saver Package Consignee Billing, UPS Next Day Air Saver Package FC Commercial, UPS Next Day Air Saver Package FC Residential, UPS Next Day Air Saver Package Residential, UPS Next Day Air Saver Package TP Commercial, UPS Next Day Air Saver Package TP Residential, UPS World EaseSM- Export Std Multi-Piece Shpmt FOB, UPS World EaseSM- Export TB Std Multi-Piece Shipment-Third Party, UPS World EaseSM- Export TB Std Multi-Piece Shpmt C&F, UPS World EaseSM- Export TB Std Shipments, UPS World EaseSM- Export WW Expedited Shipment, UPS World EaseSM- Export WW Expedited Shipment C&F, UPS World EaseSM- Export WW Expedited Shipment FOB, UPS World EaseSM- Export WW Expedited Shipment TP, UPS World EaseSM- Export WW Express Shipment, UPS World EaseSM- Export WW Express Shipment C&F, UPS World EaseSM- Export WW Express Shipment FOB, UPS World EaseSM- Export WW Express Shipment TP.

(1).  Incentives are based on and derived from the most recently published list rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive.